AMENDMENT NO. 1 TO

MASTER REPURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of April 15, 2014, amends that certain Master Repurchase Agreement, dated as of March 3, 2014 (the “Agreement”), among HLSS Mortgage Master Trust, as seller (the “Seller”), Barclays Bank PLC, as purchaser and agent (the “Purchaser”), and Home Loan Servicing Solutions, LTD., as guarantor (the “Guarantor”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Agreement.

WHEREAS, the parties hereto desire to amend the Agreement as described below;
WHEREAS, this Amendment is not effective until the execution and delivery of this Amendment by the parties hereto;
NOW, THEREFORE, pursuant to the provisions of the Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between the Seller, the Guarantor and the Purchaser as follows:
Section 1.Amendment.
1    (a)    Section 14(g)(ii) of the Agreement is hereby amended by deleting clauses (A), (B) and (C) in their entirety and replacing them with the following:
(A)    as of the close of business on the last Business Day of any calendar month, beginning in March 2014, the Guarantor shall satisfy the Liquidity Requirement;
(B)    as of the close of business on the last Business Day of any calendar month, beginning in March 2014, the Guarantor or Servicer shall satisfy the Adjusted Tangible Equity Requirement; and
(C)    as of the close of business on the last Business Day of any calendar month, the average net income of the Guarantor or Servicer, determined in accordance with GAAP, for any two consecutive fiscal quarters shall be $1.00 or greater.
Section 2.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Agreement (or in any other document relating to the Mortgage Loans) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

Section 3.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
Section 4.    Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
Section 5.    Representations. In order to induce the Purchaser to execute and deliver this Amendment, the Seller hereby represents to Purchaser that as of the date hereof (i) it is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.
Section 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 7.    Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.
Section 8.    Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, not individually or personally but solely as the trustee for the Seller, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein or in any other agreement related hereto, as applicable, made on the part of the Seller are made and intended not as personal representations, undertakings and agreements by Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust but are made and intended for the purpose of binding only the Seller, (c) nothing herein contained or in any other agreement related hereto shall be construed as creating any liability on Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, individually or personally, to perform any covenant either expressed or implied contained herein or therein, as applicable, all such liability, if any, being expressly waived by the parties who are signatories to this Amendment and any other related agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust be personally liable for the payment of any indebtedness or expenses of the Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller under this Amendment and any other agreement related hereto.

IN WITNESS WHEREOF, each undersigned party has caused this Amendment No. 1 to the Master Repurchase Agreement to be duly executed by one of its officers thereunto duly authorized as of the date and year first above written.
HLSS MORTGAGE MASTER TRUST, as Seller

By: Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, not in its individual capacity but solely as trustee of Seller

By:
Name:
Title:

HOME LOAN SERVICING SOLUTIONS, LTD., as Guarantor

By:
Name:
Title:

BARCLAYS BANK PLC, as Purchaser and Agent

By:
Name:
Title:

Amendment No. 1 to HLSS/Barclays Master Repurchase Agreement

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